Exhibit 99.1

Third Quarter 2017 Investor Update

Notice to Recipients Cautionary Note Regarding Forward Looking Statements Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward-looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS” and “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, and “Item 1A – RISK FACTORS” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. This electronic presentation is provided as of November 17, 2017. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that would have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

Vogtle 3 & 4 Update Operations Update Financing and Liquidity Update Presenters and Agenda Mike Price Executive Vice President and Chief Operating Officer Betsy Higgins Executive Vice President and Chief Financial Officer Mike Smith President and Chief Executive Officer 3 Annalisa Bloodworth Senior Vice President and General Counsel

Nuclear is a zero-emission, reliable, baseload resource that will produce energy for 60-80 years. The initial license will be for 40 years. During the initial 40 years, a 20 year license extension to 60 years can be requested from the NRC. This would allow depreciation to be extended for another 20 years, decreasing costs. An additional 20 year license extension may also be available to 80 years. The price of nuclear energy is not volatile like natural gas resources (once construction is completed, the price of nuclear energy has been very stable). Nuclear provides fuel diversity in an uncertain future. (No pipeline delivery risks like natural gas). Nuclear provides a hedge against potential future carbon regulations. Two independent construction firms, in addition to Southern Nuclear, have opined on the projected future cost to complete the project and all are in the same ballpark. Southern Company is a sizable utility, and Southern Nuclear Operating Company is a proven leader in the United States nuclear industry. We are taking the long-term strategic view regarding the benefits of nuclear power in our portfolio and are supporting completion of Vogtle 3&4. Decision to Move Forward on Vogtle 3&4 4

Recent Vogtle 3&4 Updates 5 Georgia Power’s Vogtle Construction Monitoring Process with PSC On August 31, GPC filed its 17th VCM report with the Georgia PSC recommending construction be continued with Southern Nuclear serving as project manager. The recommendation to continue construction is supported by all the co-owners. Georgia PSC will render a decision on these matters on February 6, 2018. Amended Joint Ownership Agreements with Co-owners The following events permit the co-owners to reassess the project and would require a 90% vote by ownership interest to continue construction: Toshiba bankruptcy or failure to make 2 consecutive payments (excluding permitted LOC draws). Termination (or rejection in bankruptcy) of certain key project agreements. Georgia PSC determines any of GPC’s Vogtle 3&4 investment or associated financing costs are unreasonable or imprudent and not recoverable in rates. Construction costs $1B+ over and/or construction schedule 1 year+ over (based on November 2021 / 2022 case GPC included in its 17th VCM filing). 90% vote required for certain other major decisions including change in primary construction contractor and 67% for material amendments to certain key contracts. Construction completion agreement with Bechtel Co-owners entered into a construction completion agreement with Bechtel effective October 23, 2017 for the remaining construction activities for Vogtle 3&4. Guarantee Settlement Agreement Co-owners received $377.5 million (Oglethorpe’s 30% share being $113 million) to date under the $3.68 billion Guarantee Settlement Agreement with Toshiba. Co-owners are exploring options to sell payment rights under the agreement.

Co-Owners – GPC (also serving as Agent), Oglethorpe, MEAG, Dalton Westinghouse Design, Nuclear-Grade Procurement, Licensing Direct Subcontracts (Permanent Buildings, Security) Bechtel Construction Management Southern Nuclear Operating Company Overall Project Management New Vogtle 3&4 Project Structure 6

FEB 2018 Georgia PSC Decision on Continuation of Project 30% share (660 MW) of 2,200 MW Westinghouse AP1000 units at existing Vogtle site. New Oglethorpe budget of $7.0 billion including AFUDC and a contingency. Estimated in-service dates of November 2021 for Unit 3 and November 2022 for Unit 4, but at the site, construction is being managed to an earlier schedule. Oglethorpe’s investment as of September 30, 2017 was $3.9 billion. Vogtle 3&4 Project Status $3.9 billion spent through 9/30/2017 Actuals Forecast DEC 2011 DCD Final Rule Effective MAY 2005 Development Agreement MAR 2008 Filed COL with NRC APR 2006 Definitive Agreements MAY 2010 Signed DOE Conditional Term Sheet AUG 2006 Filed Early Site Permit (ESP) with NRC AUG 2009 NRC Issuance of ESP/LWA AUG 2011 NRC Completed Work on FSER for both AP1000 DCD and COL FEB 2012 COLs Issued MAR 2013 Unit 3 First Nuclear Concrete FEB 2014 Start of DOE Funding NOV 2013 Unit 4 First Nuclear Concrete NOV 2022 Unit 4 In-Service DEC 2015 Settlement Agreement with Contractors MAY 2021 Unit 3 Fuel Load MAY 2022 Unit 4 Fuel Load NOV 2021 Unit 3 In-Service 7 2017 2016 2015 2014 2013 2012 2011 2010 2009 2018 2019 2020 2021 2022 2007 2008 2006 2005 MAR 2017 WEC Bankruptcy/ Interim Agreement JUL 2017 SNC Assumes project mgmt AUG 2017 Co-Owner Go Forward Decision Made OCT 2017 Bechtel construction completion agreement NOV 2017 Amended Ownership Participation Agreement $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 $5.5 $6.0 $6.5 $7.0 (Billions)

New DOE Loan for Vogtle 3&4

- On September 28, 2017, Oglethorpe received a conditional commitment from the DOE in the amount of $1.62 billion for a new loan guarantee for Vogtle 3&4.
- If closed, this increases Oglethorpe's DOE loan financing from $3.06 billion to $4.68 billion.
- Initial estimate of subsidy fee for new loan is zero (same as original DOE loan).
- Closing is anticipated by end of Q1 2018.
- Savings estimates for this loan are ~$200 million net present value; combined with the first loan, savings well exceed $500 million net present value.
- Final approval of additional commitment cannot be assured.

Vogtle 3 & 4 Financing Plan

Source	Without New DOE Loan	With New DOE Loan
Taxable Bonds	$1.39 billion	$1.39 billion
Existing DOE Loan (2014)	$3.06 billion	$3.06 billion
New DOE Loan (2018)	---------------	$1.62 billion
New Taxable Bonds	$2.55 billion	$0.93 billion
	$7.00 billion	$7.00 billion

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Vogtle Construction Update

OglethorpePower

U3 Progress

- Set 2nd Steam Generator (Photo)
- Placed concrete inside IRWST, refueling and pressurizer compartments inside containment
- Placed concrete for RC-07 (east side shield building wall) from EL 117' to EL 135' and RC-09 from EL 135' to EL 139'



U3 Look Ahead

- Place first concrete section at EL 107' inside containment
- Set the Pressurizer inside containment
- Place concrete for RC-04B (east side shield wall) the final section up to EL 117'
- Place concrete for RC-11 (east side shield wall) the first section to EL 149'

U4 Progress

- Set CA03 structural module in containment (Photo)
- Set CA02 structural module in containment
- Placed concrete in Shield Building Course 4 panels and set Course 5 panels
- Placed concrete under containment (north) from EL 90'6" to EL 100'



U4 Look Ahead

- Place concrete in Shield Building Course 5 panels and set Course 6 panels
- Place concrete inside containment from EL 87'6" to EL 98' in the refueling cavity
- Place concrete in the Turbine Building at EL 170' for the turbine deck

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Members’ Historical Peak Demand Member Demand Requirements Member Energy Requirements Percent Change -0.2% Note: The data is at the Members’ delivery points (net of system losses), adjusted to include requirements served by us and member resources, to the extent known by us, behind the delivery points. -5.4% -4.0% 6.0% -0.7% (MW) Percent Change in Overall Peak -13.3% 0.1% 3.9% 15.3% -4.2% Highest Summer Peak (2012) = 9,353 MW Highest Winter Peak (2014) = 9,354 MW Summer Peak (2017) = 8,707 MW Winter Peak (2017) = 7,942 MW 2.6% 3.9% 2011 2012 2013 2014 2015 2016 2017 Days > 90o 90 52 20 31 49 88 38 Days > 95o 24 20 0 1 3 22 0 Days > 100o 0 4 0 0 0 1 0 Days < 25o 7 6 2 19 10 5 3 -5.3% 0.4% (9/30 YTD) (YTD) 10 (Forecast) 2011 2012 2013 2014 2015 2016 2017 (Millions MWh) - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2011 2012 2013 2014 2015 2016 2017 Winter Peak Summer Peak

Capacity Factor Comparison Through September 30 Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro 11 11 0% 25% 50% 75% 100% Hatch Vogtle Scherer Wansley Chatt Smith Doyle Hawk Road Hartwell Talbot Rocky Mountain 2016 2017

RUS Loan Summary as of October 31, 2017 Total amount outstanding under all RUS Guaranteed Loans is $2.5 billion, with an average interest rate of 4.02% RUS Guaranteed Loans(a) (a) RUS guaranteed loans are funded through Federal Financing Bank and made at comparable Treasury plus 0.125%. (b) RUS loan committed as of September 29, 2016. We expect to begin funding under this loan in 2018. 12 Purpose/Use of Proceeds Approved Advanced Remaining Amount Approved Loans General & Environmental Improvements $230,050,000 $194,555,212 $35,494,788 General & Environmental Improvements (b) 448,307,000 0 448,307,000 $678,357,000 $194,555,212 $483,801,788 Purpose/Use of Proceeds Approved Advanced Remaining Amount Vogtle Units 3 & 4 Principal $2,721,597,857 $1,120,000,000 $1,601,597,857 Capitalized Interest 335,471,604 60,627,989 274,843,615 $3,057,069,461 $1,180,627,989 $1,876,441,472

DOE Loan Summary as of October 31, 2017 DOE Guaranteed Loan(a) Average interest rate on all advances to-date under this loan is 3.36% Oglethorpe’s last advance under this loan program was $150 million in December 2016. On July 27, amended the DOE loan agreement. Under the amendment, loan advances are suspended until certain conditions are met, including approval of and incorporation of the Bechtel agreement into the loan agreements which is the last pending condition. Received a conditional loan commitment from DOE on 9/28/17 for up to $1.62 billion of additional funding for Vogtle 3-4. Expect to close loan by end of Q1 2018. (a) DOE guaranteed loans are funded through Federal Financing Bank and made at comparable Treasury plus 0.375%. (b) $792 million is available to be advanced based on eligible project expenses incurred through 9/30/17. However, until certain conditions are met we are unable to make further advances. We expect these conditions to be satisfied in 2018. (c) Represents accrued capitalized interest being financed with the DOE guaranteed loan. 13 Purpose/Use of Proceeds Approved(b) Advanced Remaining Amount(b) Vogtle Units 3 & 4 Principal $2,721,597,857 $1,570,000,000 $1,151,597,857 Capitalized Interest(c) 335,471,604 155,894,098 179,577,506 $3,057,069,461 $1,725,894,098 $1,331,175,363 Purpose/Use of Proceeds Approved Advanced Remaining Amount Vogtle Units 3 & 4 Principal $2,721,597,857 $1,120,000,000 $1,601,597,857 Capitalized Interest 335,471,604 60,627,989 274,843,615 $3,057,069,461 $1,180,627,989 $1,876,441,472

Income Statement Excerpts 14 Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe’s Margins for Interest by Interest Charges, both as defined in Oglethorpe’s First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10x for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14x each year, starting in 2010, above the minimum 1.10x ratio required by the Indenture, and the 2017 budget also includes a 1.14x MFI ratio. Oglethorpe’s Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future, although not below 1.10. 14 Nine Months Ended Year Ended September 30, December 31, ($ in thousands) 2017 2016 2016 2015 2014 Statement of Revenues and Expenses: Operating Revenues: Sales to Members $1,106,975 $1,158,134 $1,506,807 $1,219,052 $1,314,869 Sales to non-Members 220 383 424 130,773 93,294 Operating Expenses 899,873 942,347 1,251,567 1,092,367 1,148,766 Other Income 46,417 43,887 56,903 52,030 46,371 Net Interest Charges 190,054 197,552 262,222 261,147 259,133 Net Margin $63,685 $62,505 $50,345 $48,341 $46,635 Margins for Interest Ratio(a) n/a n/a 1.14x 1.14x 1.14x Sales to Members Average Power Cost (cents/kWh) 6.08 5.82 5.90 6.64 6.52 Sales to Members (MWh) 18,213,379 19,886,944 25,522,852 18,371,558 20,154,108

Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus unamortized debt issuance costs and bond discounts and long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant that requires it to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in two credit agreements that currently requires a minimum total patronage capital of $675 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 15 15 September 30, December 31, ($ in thousands) 2017 2016 2015 2014 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,597,246 $4,671,500 $4,670,310 $4,582,551 CWIP 3,824,068 3,228,214 2,868,669 2,374,392 Nuclear Fuel 360,529 377,653 373,145 369,529 Total Electric Plant $8,781,843 $8,277,367 $7,912,124 $7,326,472 Investments, Current Assets and Deferred Charges 2,567,646 2,423,746 2,147,659 2,122,348 Total Assets $11,349,489 $10,701,113 $10,059,783 $9,448,820 Capitalization: Patronage Capital and Membership Fees $923,495 $859,810 $809,465 $761,124 Accumulated Other Comprehensive (Deficit) Margin (352) (370) 58 468 Subtotal $923,143 $859,440 $809,523 $761,592 Long-term Debt and Obligations under Capital Leases $8,081,017 $7,984,932 $7,387,655 $7,116,033 Other 19,725 18,765 17,561 16,434 Total Capitalization $9,023,885 $8,863,137 $8,214,739 $7,894,059 Plus: Unamortized debt issuance costs and bond discounts on LT debt $96,494 $101,261 $97,988 $101,939 Plus: Long-term Debt and Capital Leases due within one year 154,817 316,861 189,840 160,754 Total Long-Term Debt and Equities $9,275,196 $9,281,259 $8,502,567 $8,156,752 Equity Ratio(a) 10.0% 9.3% 9.5% 9.3%

Oglethorpe’s Available Liquidity as of November 13, 2017 Borrowings Detail $251.5 MM Letter of Credit Support for VRDBs & T.A. Smith Facility $547.0 MM CP for Vogtle Interim Financing $6.6 MM CP for Vogtle Interest Rate Hedging Represents 477 days of liquidity on hand (excluding Cushion of Credit). In addition, as of October 31, Oglethorpe had $454 million on deposit in the RUS Cushion of Credit Account. The RUS Cushion of Credit Account is designated as restricted cash and investments and can only be used to pay debt service on RUS guaranteed loans. (a) 16 $0 $500 $1,000 $1,500 $2,000 Total Credit Facilities Less Borrowings Available Credit Facilities Capacity Cash Total Liquidity $1,610 $805 $805 $286 $1,091 (Millions)

2017: January – Redeemed $122.6 million of tax-exempt action rate securities by issuing commercial paper in an interim refinancing. October – Closed on a $122.6 million direct bank purchase of tax-exempt bonds and used proceeds to retire commercial paper issued in January in connection with the redemption of auction rate securities. December – Plan to refund $399.8 million of Series 2008 tax-exempt fixed rate bonds that are callable on January 1, 2018 through a direct bank purchase. 2018: Q1 – Plan to re-market the $399.8 million in direct bank purchased bonds into term rate bonds. Q1 – Close on additional $1.62 billion DOE loan commitment by end of March. Q4 – Anticipate renewal of some or all of the following expiring credit facilities: JPM Chase $150 million unsecured bilateral facility expires in October 2018. NRUCFC $110 million unsecured bilateral facility and $250 million secured term loan both expire in December 2018. Recent and Upcoming Financing Activity 17

Liquidity Net Margin Wholesale Power Cost Interim Financing Balance Sheet Electric Plant Average Cost of Funds: 1.45% (dollars in millions) Secured LT Debt (9.30.2017): $8.1 billion Weighted Average Cost: 4.37% Equity/Capitalization Ratio: 10.0% 2017 1.14 MFI October 31, 2017 2017 Cost of Power Sales to Members (excluding Rate Management Program). Additional Member Collections for Rate Management Programs. 18 2017 2017 Long Term Debt 18 Actuals Forecast Actual Refunded Forecasted Refunding $1,000 $ 1,000 $1,610 $1,610 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Borrowings (Mil) Cash Borrowings CP Availability Total Available Lines of Credit Cash Balances (Mil) $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 YE 2016 9/30/2017 $4.67 $4.60 $0.38 $0.36 $3.23 $3.82 (Billions) Construction Work in Progress Nuclear Fuel Electric Plant in Service Total Assets ($ Millions) $10,701 $11,349 4.0 4.5 5.0 5.5 6.0 6.5 7.0 Budget YTD Actual YTD 6.16 6.03 6.21 6.08 ¢/kWh Vogtle 3&4 Interest Rate Hedging , $7 Vogtle 3 & 4 Interim Financing , $570 $- $20 $40 $60 $80 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Millions Actual Budget ($600) ($400) ($200) $0 $200 $400 $600 DOE Tax-Exempt RUS $57 $522 $22 $150 $522 ($ Millions) Actual Issuance Forecasted Issuance Actual Repayment Forecasted Repayment

A link to this presentation will be posted on Oglethorpe’s website www.opc.com. Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K are made available on its website. Member information is filed as an exhibit to Form 10-Q for the first quarter of each year. (Exhibits are available on EDGAR but not on Oglethorpe’s website.) For additional information please contact: Additional Information 19 Investor Contacts Media Contact 19 Name Title Email Address Phone Number Greg Jones Director, Public Relations greg.jones@opc.com (770) 270-7890 Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168